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                                  EXHIBIT 24.1

                                POWER OF ATTORNEY

         The undersigned directors of Antigenics Inc. (the "Company"), hereby severally constitute and appoint Garo H. Armen, Ph.D. our true and lawful attorney-in-fact, with full power to him, in any and all capacities, to sign the Company's Shelf Registration Statement on Form S-3 relating to the registration of an aggregate of up to $150 million of common stock, preferred stock, depository shares and debt securities of the Company and any and all amendments (including any post-effective amendments) thereto, and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact may do or cause to be done by virtue hereof.

           SIGNATURE                             TITLE                         DATE
           ---------                             -----                         ----
/s/  Pramod Srivastava, Ph.D.       Director                             November 27, 2001
--------------------------------
Pramod Srivastava, Ph.D.


/s/  Noubar Afeyan, Ph.D.           Director                             November 27, 2001
--------------------------------
Noubar Afeyan, Ph.D.


/s/  Gamil de Chadarevian           Vice Chairman of the Board of        November 23, 2001
--------------------------------    Directors
Gamil de Chadarevian


/s/  Tom Dechaene                   Director                             November 27, 2001
--------------------------------
Tom Dechaene


/s/  Martin Taylor                  Director                             November 27, 2001
--------------------------------
Martin Taylor


/s/  Sanford Litvack                Director                             November 27, 2001
--------------------------------
Sanford Litvack


/s/  Samuel Waksal, Ph.D.           Director                             November 27, 2001
--------------------------------
Samuel Waksal, Ph.D.